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                              VANGUARD INDEX TRUST
                             PROSPECTUS SUPPLEMENT

                                DECEMBER 6, 1995

Effective January 1, 1996, the portfolio transaction fee of 0.25% deducted from purchases of the Total Stock Market Portfolio of Vanguard Index Trust (the "Fund") will be discontinued.

                                                                            TSTF